UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Earliest Event Reported: January 25, 2005
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

         Incorporated in the                       Employer Identification
          State of Delaware                            No. 76-0146568


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Item 1.01  Entry into a Material Definitive Agreement

(a) On January 25, 2005, the Compensation and Benefits Committee (the "Compensation Committee") of the Board of Directors of Anadarko Petroleum Corporation (the "Company") approved the award of special cash bonuses to its executive officers related to the performance of services in the fiscal year ending December 31, 2004. These bonuses were awarded to the following named executive officers of the Company in the amounts set forth below:

                                                                   Amount of
     Name and Title                                              Special Bonus
     --------------------------------------------------------------------------
     James T. Hackett
     President and Chief Executive Officer                           $165,000

     James R. Larson
     Senior Vice President, Finance and Chief Financial Officer       $71,250

     Robert P. Daniels
     Senior Vice President, Exploration and Production                $63,750

     Mark L. Pease
     Senior Vice President, Exploration and Production                $63,750

     Robert K. Reeves
     Senior Vice President, Corporate Affairs and Law                 $60,000

     An aggregate amount of $240,450 in special cash bonuses was also awarded to nine other executive officers of the Company. The special cash bonus amounts were awarded in addition to bonuses awarded pursuant to the Company's Annual Incentive Bonus plan, under which awards are based on the Company's overall performance of specified operational, financial and safety performance goals. In determining these special cash bonus awards, the Compensation Committee recognized the unique demands placed on these individuals in 2004 and their significant contributions to the effective development of a refocused strategy, including an overwhelmingly successful asset divestiture program that was introduced and substantially completed during 2004, the successful execution of a debt reduction and stock repurchase program and their instrumental influence in leading cultural changes throughout the organization.

(b) On January 25, 2005, the Compensation and Benefits Committee (the "Compensation Committee") of the Board of Directors of Anadarko Petroleum Corporation (the "Company") approved an amendment to the terms of the Company's executive officers and non-executive officers form of stock option agreements ("Agreement") under the 1999 Stock Incentive Plan. The amendment provides for the immediate vesting of unvested stock options in the event the executive officer or non-executive officer terminates employment on account of disability. Such amendment is consistent with market competitive practices and similar treatment for other equity-based awards under the 1999 Stock Incentive Plan.

     Copies of the forms of Agreements are attached as Exhibit 10.1 and 10.2 to this Form 8-K.



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Item 2.02  Results of Operations and Financial Condition

On January 28, 2005, Anadarko Petroleum Corporation (Anadarko) announced fourth quarter and full year 2004 financial and operating results. The press release is included in this report as Exhibit 99.1.


Item 7.01  Regulation FD Disclosure

On January 28, 2005, Anadarko provided production and financial guidance for 2005. This information is contained in the press release included in this report as Exhibit 99.1.

On January 28, 2005, Anadarko announced an increase in its quarterly dividend on common stock. This information is contained in the press release included in this report as Exhibit 99.2.


Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

     10.1  Anadarko Executive 1999 Stock Incentive Plan Stock Option Agreement.

     10.2  Anadarko Non-Executive 1999 Stock Incentive Plan Stock Option
           Agreement.

     99.1 Anadarko financial results and guidance press release, dated January 28, 2005.

     99.2  Anadarko dividend press release, dated January 28, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.


                                           ANADARKO PETROLEUM CORPORATION
                                                    (Registrant)


January 28, 2005                           By: /s/ Diane L. Dickey
                                               ---------------------------------
                                               Diane L. Dickey - Vice President
                                               and Controller